Exhibit 10.11

______________________________________________________________________________

INTERCREDITOR AGREEMENT

dated August 24, 2001

among

CITICORP NORTH AMERICA, INC.,

as Program Agent,

STAGE RECEIVABLE FUNDING LP,

as Transferor,

SPECIALTY RETAILERS (TX) LP,

as Borrower and Servicer,

GRANITE NATIONAL BANK,

STAGE STORES, INC.,

BANKERS TRUST COMPANY,

as Trustee,

and

CITICORP USA, INC.,

as Bank Agent

______________________________________________________________________________

ARTICLE I

DEFINITIONS

SECTION 1.01. Defined Terms 2

SECTION 1.02. References to Terms Defined in the Purchaser Documents and the Bank Loan Documents 7

ARTICLE II

INTERCREDITOR PROVISIONS

SECTION 2.01. Priorities of Purchased Property 7

SECTION 2.02. Respective Interests in Purchased Property and Collateral 8

SECTION 2.03. Distribution of Proceeds 8

SECTION 2.04. Depository Accounts 8

SECTION 2.05. Enforcement Actions 11

SECTION 2.06. Access to and Use of Collateral 12

SECTION 2.07. Notice of Defaults 12

SECTION 2.08. Agency for Perfection 13

SECTION 2.09. UCC Notices 13

SECTION 2.10. Independent Credit Investigations 13

SECTION 2.11. Limitation on Liability of Parties to Each Other 13

SECTION 2.12. Marshalling of Assets 13

SECTION 2.13. Relative Rights of Certificateholders and Lender Parties as Among Themselves 14

SECTION 2.14. Effect upon Bank Loan Documents and Purchaser Documents 14

SECTION 2.15. Accountings 14

SECTION 2.16. Further Assurances 15

ARTICLE III

MISCELLANEOUS

SECTION 3.01. Notices 15

SECTION 3.02. Agreement Absolute 16

SECTION 3.03. Successors and Assigns 17

SECTION 3.04. Third-Party Beneficiaries 17

SECTION 3.05. Amendments, Etc 17

SECTION 3.06. Section Titles 17

SECTION 3.07. Severability 17

SECTION 3.08. Execution in Counterparts 17

SECTION 3.09. Limitation of Liability 18

SECTION 3.10. Governing Law 18

SECTION 3.11. Submission to Jurisdiction 18

SECTION 3.12. Consent to Service of Process 18

SECTION 3.13. Waiver of Jury Trial 18

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT dated as of August 24, 2001, by and among CITICORP NORTH AMERICA, INC., as Program Agent (together with its successors and assigns, the "Program Agent") (for itself and for and on behalf of CORPORATE RECEIVABLES CORPORATION, a Delaware corporation ("CRC"); BLUE KEEL FUNDING, LLC, a Delaware corporation ("Blue Keel") and the other financial institutions from time to time party to the Certificate Purchase Agreement referred to below as Conduit Purchasers (the "Conduit Purchasers"); CITIBANK, N.A., a national banking association ("Citibank"), FLEET NATIONAL BANK, a national banking association ("Fleet") and the financial institutions from time to time party to the Certificate Purchase Agreement referred to below as Committed Purchasers (the "Committed Purchasers"); CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), FLEET SECURITIES, INC., a New York corporation ("FSI") and the other financial institutions from time to time party thereto as Managing Agents (the "Managing Agents"); and any other Certificateholders (as hereinafter defined)); SPECIALTY RETAILERS (TX) LP, a Texas limited partnership ("SRLP"); STAGE RECEIVABLE FUNDING LP, a Texas limited partnership (the "Transferor"); GRANITE NATIONAL BANK, a national banking association ("Granite"); STAGE STORES, INC., a Nevada corporation ("Parent"); BANKERS TRUST COMPANY, not in its individual capacity but solely as trustee (together with its successors and assigns, the "Trustee") of the Stage Stores Master Trust (the "Trust"), and CITICORP USA, INC., in its separate capacity as agent (the "Bank Agent"), for CITIBANK, N.A., a national banking association, as Issuing Bank (the "Issuing Bank") and as Swing Line Bank (the "Swing Line Bank"), and the other financial institutions from time to time party to the Credit Agreement referred to below (the "Lenders").

PRELIMINARY STATEMENTS

1. Granite has agreed to sell, transfer and assign to SRLP, and SRLP has agreed to purchase from Granite, all of the right, title and interest of Granite in and to the Receivables (as hereinafter defined) pursuant to an Amended and Restated Receivables Transfer Agreement dated as of August 24, 2001 (as amended, supplemented or otherwise modified, the "Transfer Agreement"), between Granite and SRLP, and SRLP has agreed to sell, transfer and assign to the Transferor, and the Transferor has agreed to purchase from SRLP, all of the right, title and interest of SRLP in and to the Receivables (as hereinafter defined), pursuant to a Purchase and Sale Agreement, dated as of August 24, 2001 (as amended, supplemented or otherwise modified from time to time, the "SRLP Purchase Agreement", and together with the Transfer Agreement, the "Purchase Agreements"), between SRLP and the Transferor.

2. The Transferor, SRLP, as servicer (the "Servicer"), and the Trustee are parties to a Pooling and Servicing Agreement dated as of August 24, 2001 (as amended, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), pursuant to which the Transferor has agreed to transfer the Purchased Receivables to the Trustee on behalf of the Trust.

3. The Pooling and Servicing Agreement will be supplemented by the Series 2001-1-VFC Supplement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Series 2001-1-VFC Supplement") among the Transferor, the Servicer and the Trustee.

4. The Conduit Purchasers and/or the Committed Purchasers will purchase the Class A Certificates (as defined under the Series 2001-1-VFC Supplement) issued under the Series 2001-1-VFC Supplement, pursuant to a Series 2001-1 VFC Certificate Purchase Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Certificate Purchase Agreement"), among the Transferor, the Servicer, the Trustee, the Conduit Purchasers, the Committed Purchasers, the Managing Agents and the Program Agent.

5. The Purchase Agreements and the Pooling and Servicing Agreement provide for the filing of UCC (as hereinafter defined) financing statements in connection with obtaining the ownership and perfecting the security interests of the parties thereto in certain of the assets and properties constituting the Receivables;

6. SRLP, Parent, the Lenders, the Issuing Bank, the Swing Line Bank and the Bank Agent are parties to a Credit Agreement dated as of August 24, 2001 (as amended, supplemented, modified, restated, replaced or refinanced from time to time, with the same or a different group of lenders, issuing banks or bank agents, the "Credit Agreement").

7. To secure certain obligations, SRLP and Parent have granted to the Bank Agent, for the benefit of the Lender Parties, a security interest in certain collateral, including but not limited to, the Purchased Receivables (as hereinafter defined) and proceeds thereof, pursuant to the Security Agreement (as such term is defined in the Credit Agreement).

8. It is a condition precedent to the making of the Purchase (as defined in the Certificate Purchase Agreement), the issuance of the Certificates pursuant to the Series 2001-1-VFC Supplement and the Initial Extension of Credit under the Credit Agreement that the parties hereto enter into this Agreement.

9. The parties hereto have agreed to enter into this Agreement to set forth provisions regarding the allocation of priorities in, and the enforcement of remedies with respect to, the Purchased Property (as hereinafter defined) and with respect to the Collateral (as hereinafter defined);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

  DEFINITIONS

      Defined Terms. As used in this Agreement, the following capitalized terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined). The term "Agreement" shall mean this Intercreditor Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      "Account" shall mean each credit card account established pursuant to a Charge Account Agreement between Granite and any Person, which is identified by an account number.

      "Amortization Date" shall mean the date on which an Amortization Period commences.

      "Amortization Period" has the meaning specified in the Series 2001-1-VFC Supplement.

      "Bank Claim" means all "Obligations" of any "Loan Party" (as such terms are defined in the Credit Agreement) under the Credit Agreement.

      "Bank Collateral" has the meaning specified for the term "Collateral" in the Credit Agreement.

      "Bank Collateral Documents" has the meaning specified for the term "Collateral Documents" in the Credit Agreement.

      "Bank Loan Documents" has the meaning specified for the term "Loan Documents" in the Credit Agreement.

      "Borrower" has the meaning specified in the Credit Agreement.

      "Business Day" means any day excluding Saturday, Sunday, any day which is a legal holiday under the laws of the State of New York or any other day on which banking institutions located in such state are required to be closed; provided, however, that when making reference to a Eurodollar Rate Advance (as defined in the Credit Agreement) (including the making, continuing, prepaying or repaying of any Eurodollar Rate Advance), the term "Business Day" shall also exclude any day in which banks are not open for dealings in deposits of United States dollars on the London interbank market.

      "Certificateholders" or "Holders" has the meaning specified in the Pooling and Servicing Agreement.

      "Charge Account Agreement" shall mean the agreement between a Person and Granite, which may consist of more than one document, pursuant to which Granite agrees to make loans to a Person to enable such Person to pay for purchased merchandise or services or to obtain cash advances under a revolving credit plan that permits such Person to purchase merchandise and services or to obtain cash advances on credit, together with any finance charges and other charges related thereto, as such agreement may be amended, modified or supplemented from time to time.

      "Claim" means the Bank Claim or the Purchaser Claim, as applicable.

      "Collateral" means all Bank Collateral which does not constitute Purchased Property.

      "Collection Account" has the meaning specified in the Pooling and Servicing Agreement.

      "Collections" means, with respect to any Purchased Receivable, all cash collections and other cash proceeds of such Purchased Receivable excluding, (i) such collections and proceeds received by Granite with respect to the sale of the Purchased Receivables by Granite to SRLP and (ii) such collections and proceeds received by SRLP with respect to the sale of the Purchased Receivables by SRLP to the Transferor.

      "Company Claim" means all of the indebtedness, obligations and other liabilities of (i) the Transferor to SRLP and (ii) SRLP to Granite arising under, or in connection with, the Purchase Agreements, including, but not limited to, obligations evidenced by any Intercompany Balance, and all costs of collection or enforcement thereof.

      "Depository Accounts" shall have the meaning specified in the Pooling and Servicing Agreement.

      "Depository Account Banks" shall have the meaning specified in the Pooling and Servicing Agreement.

      "Early Amortization Event" has the meaning specified in the Pooling and Servicing Agreement.

      "Enforcement" means, collectively or individually, for (i) the Program Agent on behalf of the Certificateholders or the Trustee to declare an "Early Amortization Event" under the Purchaser Documents or (ii) the Required Lenders or the Bank Agent to declare an Event of Default, to declare the "Commitment" (as defined in the Credit Agreement) of each Lender Party and the obligation of each Lender Party to make "Advances" (as defined in the Credit Agreement) and the Issuing Bank to issue "Letters of Credit" (as defined in the Credit Agreement) terminated, to demand payment in full of or accelerate the Bank Claim, and to commence the judicial or nonjudicial enforcement of any of the rights and remedies, under the Bank Loan Documents.

      "Enforcement Notice" means a written notice delivered in accordance with Section 2.05 hereof, which notice shall (i) if delivered by the Program Agent or the Trustee, state that an Early Amortization Event has occurred, specify the nature of such Early Amortization Event and announce that an Enforcement Period has commenced and (ii) if delivered by the Bank Agent, state that an Event of Default has occurred, specify the nature of such event and announce that an Enforcement Period has commenced.

      "Enforcement Period" means the period of time following the receipt by either the Bank Agent or the Trustee of an Enforcement Notice delivered by the other such Person until the earliest of the following: (i) the Purchaser Claim Termination Date, in the case of an Enforcement Notice delivered by the Program Agent or the Trustee; (ii) the date that the Bank Claim has been paid and satisfied in full in cash, in the case of an Enforcement Notice delivered by the Bank Agent; and (iii) the date specified by the parties hereto in writing.

      "Event of Default" has the meaning specified in the Credit Agreement.

      "Intercompany Balance" has the meaning specified in the SRLP Purchase Agreement.

      "Issuing Bank" has the meaning specified in the Credit Agreement.

      "Lender" has the meaning specified in the Credit Agreement.

      "Lender Party" means the Lenders, the Issuing Bank and the Swing Line Bank.

      "Mail Payment Allocation" has the meaning specified in the Pooling and Servicing Agreement.

      "Obligor" shall mean a Person obligated to make payments with respect to a receivable arising under an Account pursuant to a Charge Account Agreement.

      "Person" means an individual, corporation, trust (including a business trust), joint-stock company, limited liability company, unincorporated organization, association, partnership, joint venture, governmental authority or any other entity.

      "Purchased Property" means (i) the Purchased Receivables, (ii) the Collections related to such Purchased Receivables and (iii) each of the Collection Account, the Excess Funding Account (as defined in the Pooling and Servicing Agreement) and each other account established pursuant to the Purchaser Documents.

      "Purchased Receivables" means all Receivables now owned or hereafter existing sold or purported to be sold, contributed or otherwise transferred by Granite to SRLP and from SRLP to the Transferor under and pursuant to the terms of any Purchase Agreement.

      "Purchaser Claim" means all obligations of Granite, SRLP (in its capacity as Servicer or otherwise) or of the Transferor to, or which have been assigned to or entered into in favor of, the Trustee, the Program Agent, or any Holder arising under any Purchaser Document and of any Obligor arising under any Purchased Receivable, including, but not limited to, all sums or increases now or hereafter advanced or made to or for the benefit of the Transferor thereunder, any interest thereon, any repayment obligations, indemnity payments, fees or expenses due thereunder, and any costs of collection or enforcement.

      "Purchaser Claim Termination Date" means any date on which (i) the Purchaser Claim has been paid and satisfied in full in cash or (ii) the Trust shall have been completely terminated, and the Trustee shall have distributed all Trust Assets, in accordance with the Pooling and Servicing Agreement.

      "Purchaser Documents" means the Purchase Agreements, the Pooling and Servicing Agreement, the Series 2001-1-VFC Supplement, the Certificate Purchase Agreement, the Parent Undertaking Agreement, the Fee Letters (as defined in the Certificate Purchase Agreement) and any other agreements, instruments or documents (i) executed by Granite or SRLP and delivered to the Transferor or (ii) executed by the Transferor and delivered to the Trustee, the Program Agent or any Managing Agent.

      "Receivable" shall mean any account or general intangible representing the indebtedness of an Obligor under a Charge Account Agreement arising in an Account from a sale of merchandise or services or a cash advance, and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto. Each Receivable includes, without limitation, all rights of Granite under the applicable Charge Account Agreement.

      "Records" means all contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to the Receivables and the related Obligors.

      "Required Lenders" has the meaning specified in the Credit Agreement.

      "Returned Goods" means all right, title and interest of SRLP or the Transferor, as applicable, in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Purchased Receivable.

      "Returned Goods Lien" has the meaning specified in Section 2.01(a).

      "Series" has the meaning specified in the Pooling and Servicing Agreement.

      "Shared Concentration Account" has the meaning specified in the Pooling and Servicing Agreement.

      "Shared Concentration Account Bank" has the meaning specified in the Pooling and Servicing Agreement.

      "Store Account" has the meaning specified in the Pooling and Servicing Agreement.

      "Store Payment Allocation" has the meaning specified in the Pooling and Servicing Agreement.

      "Swing Line Bank" has the meaning specified in the Credit Agreement.

      "Trust Assets" has the meaning specified in the Pooling and Servicing Agreement.

      "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdictions.

      "Unsold Receivables" means any Receivables other than Purchased Receivables.

      References to Terms Defined in the Purchaser Documents and the Bank Loan Documents. To the extent that any term in Section 1.01 is defined by reference to the meaning therfor specified in any of the Purchaser Documents or Bank Loan Documents, then, each of the parties hereto that is also a party to such Purchaser Documents or Bank Loan Documents, as the case may be, shall not agree to any amendment thereto modifying such definition incorporated by reference herein unless such amendment has been consented to in writing by all of the parties hereto.

  INTERCREDITOR PROVISIONS

      Priorities of Purchased Property. (a) Notwithstanding any provision of the UCC, any applicable law or decision or any of the Bank Loan Documents or Purchaser Documents, the Bank Agent hereby agrees that, upon the sale or other transfer of an interest in each Receivable by Granite to SRLP, and each Purchased Receivable by SRLP to the Transferor, any lien, claim, encumbrance, security interest or other interest acquired by the Bank Agent or any Lender Party in such Purchased Receivable and proceeds thereof (other than the proceeds of such sale or transfer by Granite to SRLP and by SRLP to the Transferor) and any other Trust Assets shall automatically and without further action cease and be released, and the Bank Agent and the Lender Parties shall have no lien, claim, encumbrance, security interest or other interest or right therein; provided, however, that nothing in this Section 2.01 shall be deemed to constitute a release by the Bank Agent of: (i) its lien on and security interest in the proceeds received by Granite from SRLP or by SRLP from the Transferor from the sale or other transfer of the Purchased Receivables (including, without limitation, cash payments made by the Transferor and any Deferred Payment made on account of any Intercompany Balance recorded in connection with such sale or other transfer in favor of SRLP); (ii) any lien on, security interest in or assignment of any Company Claim; (iii) any lien, claim, encumbrance, security interest or other interest or right the Bank Agent has in any Unsold Receivables and the proceeds thereof, including without limitation, Collections of Unsold Receivables which are at any time deposited in the Depository Accounts; (iv) any lien, claim, encumbrance, security interest or other interest or right the Bank Agent may have in any Intercompany Balance incurred by or in any capital stock issued by the Transferor; and (v) any lien, claim, encumbrance, security interest or other interest or right the Bank Agent may have in any interest of SRLP in Returned Goods (collectively, a "Returned Goods Lien"). The security interest of the Bank Agent in Purchased Receivables reassigned by the Trust to the Transferor, and from the Transferor to SRLP, pursuant to Section 2.04(e) of the Pooling and Servicing Agreement shall reattach upon such transfer.

      (b) All interests of the Trustee in Returned Goods under the Purchaser Documents shall in all respects be junior and subordinate to any Returned Goods Lien in such Returned Goods, except that (i) during any period in which an Early Amortization Event shall have occurred and be continuing, such Returned Goods Lien shall be junior and subordinate to all interests of the Trustee in any Returned Goods under the Purchaser Documents which have not been commingled with Collateral and (ii) the Trustee shall have no interest in any Returned Goods the sale of which gave rise to a Receivable which shall have been paid in full. As among the Trustee and the Bank Agent, all proceeds of any Returned Goods shall be distributed first to the party whose position is designated as senior in the preceding sentence and second to the party whose position is designated as junior in the preceding sentence.

      (c) Notwithstanding anything else herein to the contrary, the parties hereto hereby acknowledge that amounts payable in respect of any Intercompany Balance shall be payable only as provided in the Purchaser Documents.

      Respective Interests in Purchased Property and Collateral. Except for all rights of access to and use of Records granted to the Trustee, the Program Agent and any Enhancement Providers pursuant to the Purchaser Documents, each of the Trustee (on behalf of the Trust) and the Program Agent agrees that it does not have and shall not have any security interest in, lien upon or interest in the Collateral. Except as otherwise specified in Section 2.01 above, the Bank Agent agrees that it does not have and shall not have any security interest in, lien upon or interest in the Purchased Property other than an interest in the Store Accounts and the Shared Concentration Account for the benefit of itself and the Trustee.
      Distribution of Proceeds. At all times, all proceeds of Collateral and Purchased Property (including proceeds received in the Depository Accounts) shall be distributed in accordance with the following procedure:

      (a) Except as otherwise provided in Section 2.04 or Section 2.01(b), (i) all collections and proceeds of the Collateral shall be paid or delivered to the Bank Agent for application to the Bank Claim in accordance with the Bank Loan Documents and (ii) any remaining proceeds after the Bank Claim has been paid and satisfied in full in cash shall be paid to the Borrower or as otherwise required by applicable law.

      (b) Except as otherwise provided in Section 2.04 or Section 2.01(b), (i) all Collections and other proceeds of the Purchased Property shall be paid or delivered to the Trustee on behalf of the Trust for application in accordance with the terms of the Pooling and Servicing Agreement, the Series 2001-1-VFC Supplement and the Certificate Purchase Agreement against the Purchaser Claim until the Purchaser Claim Termination Date and (ii) any remaining Collections and proceeds shall be paid to the Transferor in accordance with the terms of the Pooling and Servicing Agreement, the Series 2001-1-VFC Supplement and the Certificate Purchase Agreement or as otherwise required by applicable law; provided, however, that the Transferor and SRLP hereby agree that all such remaining Collections and proceeds which, pursuant to the Purchaser Documents, are to be paid by the Transferor to SRLP for application against an Intercompany Balance shall be paid directly on behalf of SRLP to the Bank Agent for application against the Bank Claim (and credit against an Intercompany Balance) before being paid to SRLP.

      Depository Accounts. (a) (i) The Trustee (on behalf of the Trust) and the Program Agent hereby acknowledge (A) that the Bank Agent shall be entitled to collections of Unsold Receivables and other Collateral which may be deposited in the Store Accounts, the Initial Depository Account or the Shared Concentration Account and (B) the interest of the Bank Agent and the Lender Parties in the Initial Depository Account, which is also held by the Trustee on behalf of the Trust and (ii) the Bank Agent, (on behalf of the Lender Parties) hereby acknowledges (A) that the Trustee shall be entitled to Collections of Receivables and any other collections which constitute the proceeds of Purchased Property which may be deposited in the Store Accounts, the Initial Depository Account or the Shared Concentration Account and (B) the interest of the Program Agent and the Trustee in the Store Accounts and Shared Concentration Account, which are also held by the Bank Agent on behalf of the Lender Parties.

      (b) Within two days after the deposit of any funds into the Store Accounts such funds shall be deposited into the Shared Concentration Account. On or before the date that any funds are deposited into the Shared Concentration Account, the Servicer shall deliver a Store Payment Allocation to the Program Agent, the Trustee and the Bank Agent indicating the respective amounts of such funds constituting (i) collections of Unsold Receivables or proceeds of other Collateral and (ii) Collections of Receivables or other proceeds of Purchased Property, whereupon the Bank Agent shall direct that such funds be transferred to the Bank Account and Collection Account pursuant to such allocation. If on any day the Servicer has not provided a Store Payment Allocation with respect to funds deposited in the Shared Concentration Account on such day, such funds shall remain on deposit in the Shared Concentration Account, until such time as (A) the applicable Store Payment Allocation with respect to such funds is provided by the Servicer or (B) the Trustee and the Bank Agent shall have agreed in writing upon an allocation of such funds, it being understood that if the Servicer shall have failed to deliver a Shared Payment Allocation for a period of three Business Days, the Bank Agent, the Trustee and the Program Agent shall cooperate to exercise their respect rights under the Bank Loan Documents and the Purchaser Documents to obtain the information necessary to allocate such funds on deposit in the Shared Concentration Account as collections of Unsold Receivables or proceeds of other Collateral or as Collections of Receivables or other proceeds of Purchased Property, and shall instruct the Bank Agent to allocate such funds accordingly.

      (c) Within two days after receipt, payments received by mail from obligors in respect of Purchased Receivables and Unsold Receivables shall be deposited into the Initial Depository Account, and such funds shall be subsequently transferred to the Collection Account on a daily basis as collected. On or before the date that any funds are deposited into the Collection Account from the Initial Depository Account, the Servicer shall deliver a Mail Payment Allocation to the Program Agent, the Trustee and the Bank Agent indicating the respective amounts of such funds constituting (i) collections of Unsold Receivables or proceeds of other Collateral and (ii) Collections of Receivables or other proceeds of Purchased Property, whereupon the Trustee shall transfer to the Bank Account the portion of such funds constituting collections of Unsold Receivables or proceeds of other Collateral. If on any day the Servicer has not provided a Mail Payment Allocation, with respect to funds deposited into the Collection Account from the Initial Depository Account on such day, such funds shall remain on deposit in the Collection Account, until such time as (A) the applicable Mail Payment Allocation with respect to such funds is provided by the Servicer or (B) the Trustee and the Bank Agent shall have agreed in writing upon an allocation of such funds, it being understood that if the Servicer shall have failed to deliver a Mail Payment Allocation for a period of three Business Days, the Bank Agent, the Trustee and the Program Agent shall cooperate to exercise their respect rights under the Bank Loan Documents and the Purchaser Documents to obtain the information necessary to allocate such funds on deposit in Collection Account from the Initial Depository Account as collections of Unsold Receivables or proceeds of other Collateral or as Collections of Receivables or other proceeds of Purchased Property, and the Trustee shall allocate such funds accordingly.

      (d) For purposes of determining whether specific collections have been received on account of Purchased Property or on account of Unsold Receivables, the parties hereto agree as follows:

      (i) All payments made by an Obligor which is obligated to make payments on Purchased Receivables but is not obligated to make any payments on Unsold Receivables shall be conclusively presumed to be payments on account of Purchased Receivables, and all payments made by an Obligor which is obligated to make payments on Unsold Receivables but is not obligated to make any payments on Purchased Receivables shall be conclusively presumed to be payments on account of Unsold Receivables.

      (ii) All payments made by an Obligor which is obligated to make payments with respect to both Purchased Receivables and Unsold Receivables shall be applied against the specific Receivables, if any, which are designated by such Obligor by reference to the applicable invoice as the Receivables with respect to which such payment is made, or, if no such designation is made, such payments shall be applied against the oldest outstanding Receivables or portion thereof owed by such Obligor to the extent such oldest Receivable or portion thereof is not in dispute.

      (e) Subject to the terms and conditions of this Section 2.04(d), (i) the Trustee agrees that it shall transfer its ownership and control over the Depository Accounts (to the extent not previously transferred in the case of the Store Accounts or the Shared Concentration Account) to the Bank Agent upon receipt by the Trustee of a certificate of the Program Agent to the effect that Purchaser Claim Termination Date has occurred and (ii) the Bank Agent agrees that it shall transfer its ownership and control over the Depository Accounts (to the extent not previously transferred in the case of the Initial Depository Account) to the Trustee upon a determination by the Bank Agent that all Obligations owing to the Loan Parties (other than continuing indemnity obligations) have been paid in full in cash. Any such transfer shall be without representation, recourse or warranty of any kind on the part of the Trustee or the Bank Agent, as applicable. The Bank Agent and the Trustee agree that each will continue to act for the other with regard to any of the Shared Concentration Account or Store Accounts, in the case of the Bank Agent, and the Initial Depository Account, in the case of the Trustee, for the period of time required to transfer the ownership of such account.

      (f) In order to effect more fully the provisions of this Agreement, each of the Trustee and the Bank Agent hereby agrees that, from and after an Early Amortization Event or Event of Default: (i) to the extent that the Trustee has control over any of the Depository Accounts, the Trustee shall provide to the Bank Agent a copy of the latest monthly account statement related to such Depository Accounts during the Trustee's administration; (ii) to the extent that that the Bank Agent has control over any of the Depository Accounts, the Program Agent shall be entitled to review the Bank Agent's records of receipts of Collections and application of proceeds therefrom; (iii) in the event that the Bank Agent shall foreclose or otherwise dispose of any inventory described in Section 2.01(b), the Program Agent shall be allowed to have a representative observe such foreclosure or disposition and the Bank Agent's application of proceeds received therefrom; (iv) in the event that the Trustee shall foreclose or otherwise dispose of any inventory described in Section 2.01(b), the Bank Agent shall be allowed to have a representative observe such foreclosure or disposition and the Trustee's application of proceeds received therefrom; (v) none of the Bank Agent, the Trustee or the Program Agent shall, before the Purchaser Claim Termination Date, send any notices to any Obligor of any Receivable directing such Obligor to remit Collections of any Receivables other than to the Depository Accounts without the prior written consent of the other such parties; and (vi) none of the Bank Agent, the Trustee or the Program Agent shall, before the Purchaser Claim Termination Date, send any notices to any Depository Bank directing that payments be made to any account other than the Shared Concentration Account or the Initial Depository Account Accounts without the prior written consent of the other such parties.

      (g) The Trustee and Program Agent each further agree that they will not cause the Servicer to be replaced by a successor servicer unless (i) a "Servicer Default" has occurred under and as defined in the Pooling and Servicing Agreement; (ii) such successor servicer is a "Successor Servicer" under and as defined in the Pooling and Servicing Agreement; and (iii) such successor servicer has acknowledged the terms of this agreement and agreed to be bound hereby.

      Enforcement Actions. Each of the Bank Agent, the Trustee, and the Program Agent agrees to use reasonable efforts to give an Enforcement Notice to each other party hereto prior to commencement of Enforcement and further agrees that during the period, if any, between the giving of such Enforcement Notice and the commencement of Enforcement thereunder, each party receiving such notice shall have the right to the extent within its power (but not the obligation) to cure the Event of Default or Early Amortization Event which has occurred under the Bank Loan Documents or the Purchaser Documents, respectively, and to which such Enforcement Notice relates. Subject to the foregoing, the parties hereto agree that during an Enforcement Period:

      (a) Subject to any applicable restrictions in the Purchaser Documents, the Trustee may take any action to liquidate the Purchased Property or to foreclose or realize upon or enforce any of the rights of the Trust with respect to the Purchased Property without the prior written consent of any Lender Party or any other party hereto; provided, however, that to the extent that the Trustee's interest in any Returned Goods is subordinate to a Returned Goods Lien therein, the Trustee shall not take any action to foreclose or realize upon or to enforce any rights it may have with respect to such Returned Goods unless the Bank Agent shall have consented thereto in writing or the Bank Claim shall have been first paid and satisfied in full in cash. The Trustee shall in any event apply any proceeds of Returned Goods it may receive upon enforcement of its interest therein as provided in Section 2.01(b) above.

      (b) Subject to any applicable restrictions in the Bank Loan Documents, the Bank Agent may, at its option and without the prior written consent of the other parties hereto, take any action to accelerate payment of the Bank Claim and to foreclose or realize upon or enforce any of its rights with respect to (i) the Collateral and (ii) any Purchased Property constituting Returned Goods; provided, however, that the Bank Agent shall not otherwise take any action to foreclose or realize upon or to enforce any rights it may have with respect to any of the Purchased Property constituting Returned Goods in which a Returned Goods Lien is then junior and subordinate to an interest of the Trustee in such Returned Goods (to the extent that such interest has been so identified to the Bank Agent with sufficient specificity so as to enable the Trustee to segregate such property) without the Program Agent's prior written consent (unless the Purchaser Claim Termination Date shall have occurred) and the Bank Agent shall apply proceeds of any Purchased Property consisting of Returned Goods as provided in Section 2.01(b) above.

      Access to and Use of Collateral. The Trustee, the Program Agent and the Bank Agent hereby agree that, notwithstanding the priorities set forth in this Agreement, the Trustee and the Bank Agent shall have the following rights of access to and use of the Purchased Property and the Collateral, respectively:

      (a) Subject to any applicable restrictions in the Purchaser Documents, each of the Trustee, the Program Agent and each Managing Agent may enter one or more premises of any of the Parent, Granite, SRLP or the Transferor, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to any of the Parent, Granite, SRLP, the Transferor or the Bank Agent, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon and may have access to and use of any other property to which such access and use are granted under the Purchaser Documents, in each case provided that such use is for any purpose permitted under the Purchaser Documents or for the purposes of enforcing the rights of the Trust with respect to the Purchased Property.

      (b) Subject to any applicable restrictions in the Bank Loan Documents, the Bank Agent may enter one or more premises of any of Granite, SRLP or the Transferor, whether leased or owned, at any time during reasonable business hours, without force or process of law and without obligation to pay rent or compensation to any of Granite, SRLP, the Transferor or the Trustee, whether before, during or after an Enforcement Period, and may have access to and use of all Records located thereon, provided that such use is for any purpose permitted under the Bank Loan Documents or for the purposes of enforcing the Bank Agent's rights (i) with respect to the Collateral and (ii) subject to the limits provided in Section 2.01 above, with respect to the Purchased Property.

      Notice of Defaults. The Bank Agent agrees to use reasonable efforts to give to the Trustee and the Program Agent copies of any notice sent to the Borrower with respect to the occurrence or existence of an Event of Default which continues for a period of ten (10) consecutive Business Days without there being in effect a waiver thereof or an agreement forbearing from the exercise of remedies duly executed by the parties required to do so under the applicable Bank Loan Documents. The Trustee agrees to use reasonable efforts to give to the Bank Agent copies of any notice sent to any of Granite, SRLP or the Transferor with respect to the occurrence or existence of an Early Amortization Event which continues for any period of ten (10) consecutive Business Days without there being in effect a waiver thereof or an agreement forbearing from the exercise of remedies duly executed by the parties required to do so under the applicable Purchaser Documents. Notwithstanding the foregoing, any failure by any party hereto to give such notice shall not create a cause of action against any party failing to give such notice or create any claim or right on behalf of any third party. In each of the above cases, the party receiving such notice shall have the right to the extent within its power (but not the obligation) to cure the Event of Default or Early Amortization Event, as the case may be, which gave rise to the sending of such notice.
      Agency for Perfection. The Trustee and the Bank Agent hereby appoint each other as agent for purposes of perfecting by possession their respective security interests and ownership interests and liens on the Collateral and Purchased Property. In the event the Trustee, to the actual knowledge of a Responsible Officer thereof, obtains possession of any of the Collateral, the Trustee shall notify the Bank Agent of such fact, shall hold such Collateral in trust and, subject to Section 2.01(b), shall deliver such Collateral to the Bank Agent. In the event that the Bank Agent, to the actual knowledge of a Responsible Officer thereof, obtains possession of any of the Purchased Property, the Bank Agent shall notify in writing the Trustee and the Program Agent of such fact, shall hold such Purchased Property in trust and, subject to Section 2.01(b), shall deliver such Purchased Property to the Trustee.
      UCC Notices. In the event that any party hereto shall be required by the UCC or any other applicable law to give notice to the other of intended disposition of Purchased Property or Collateral, respectively, such notice shall be given in accordance with Section 3.01 hereof and ten (10) days' notice shall be deemed to be commercially reasonable.
      Independent Credit Investigations. None of the Trustee, the Program Agent or the Bank Agent or any of their respective directors, officers, agents or employees shall be responsible to the other or to any other Person for the solvency, financial condition or ability of Granite, SRLP or the Transferor to repay the Purchaser Claim or the Bank Claim, or for the value of the Purchased Property or the Collateral, or for statements of either Granite, SRLP or the Transferor, oral or written, or for the validity, sufficiency or enforceability of the Purchaser Claim, the Bank Claim, the Purchaser Documents, the Bank Loan Documents, the Trustee's interest on behalf of the Trust in the Purchased Property or the Bank Agent's interest in the Collateral or any other collateral. The Bank Agent and the Program Agent have entered into the Bank Loan Documents and the Purchaser Documents, respectively, based upon their own independent investigations. None of the Bank Agent, the Program Agent or the Trustee makes any warranty or representation to the other nor does it rely upon any representation of the other with respect to matters identified or referred to in this Section 2.10.
      Limitation on Liability of Parties to Each Other. Except as provided in this Agreement, the Bank Agent shall have no liability to the Trustee or the Program Agent, and the Trustee and the Program Agent shall have no liability to the Bank Agent, except in each case for liability arising from the gross negligence or willful misconduct of such party or its representatives. None of the Bank Agent, Trustee or Program Agent shall have any liability to any other party hereto in each case for consequential or exemplary damages.
      Marshalling of Assets. Nothing in this Agreement will be deemed to require either the Trustee or the Bank Agent (a) to proceed against certain property securing any or all of the Bank Claim or the Purchaser Claim prior to proceeding against other property securing any such Claim or (b) to marshal the Collateral or the Purchased Property (as applicable) upon the enforcement of the Bank Agent's or the Trustee's rights or remedies under the Bank Loan Documents or Purchaser Documents, as applicable.
      Relative Rights of Certificateholders and Lender Parties as Among Themselves. The relative rights of the Certificateholders and Managing Agents, each as against the other, with respect to the exercise of the rights and the receipt of the benefits granted by the Trustee and the Program Agent hereunder shall be determined by mutual agreement among such parties in accordance with the terms of the Purchaser Documents. Each of the parties hereto (other than the Trustee or the Program Agent, respectively) shall be entitled to rely on the power and authority of the Trustee and the Program Agent to act on behalf of all of the Certificateholders and Managing Agents. The relative rights of the Lender Parties, each as against the other, with respect to the exercise of the rights and the receipt of the benefits granted by the Bank Agent shall be determined by mutual agreement among them in accordance with the Bank Loan Documents. Each of the parties hereto (other than the Bank Agent) shall be entitled to rely conclusively on the power and authority of the Bank Agent to act on behalf of all of the Lender Parties.
      Effect upon Bank Loan Documents and Purchaser Documents. By executing this Agreement, Granite, SRLP and the Transferor agree to be bound by the provisions hereof (a) as they relate to the relative rights of the Bank Agent and the Trustee on behalf of the Trust with respect to the property of Granite and SRLP, and (b) as they relate to the relative rights of SRLP and the Trustee on behalf of the Trust as creditors of the Transferor. Each of Granite, SRLP and the Transferor acknowledges that the provisions of this Agreement shall not give Granite, SRLP or the Transferor any substantive rights as against any other Person and that nothing in this Agreement shall amend, modify, change or supersede the terms of (x) the Bank Loan Documents as between the Borrower, Parent, the Bank Agent and the Lender Parties or (y) the Purchaser Documents as among Granite, SRLP, the Transferor, the Trustee, the Conduit Purchasers, the Committed Purchasers, the Managing Agents and the Program Agent. The Bank Agent, individually and on behalf of the Lender Parties, hereby confirms that the Purchaser Documents in existence as of the date hereof have been furnished to it and the Lender Parties and that the Bank Loan Documents expressly permit the transactions contemplated thereby and hereby consents to the execution, delivery and performance by each of Granite, SRLP and the Transferor of such Purchaser Documents. Notwithstanding the foregoing, the Bank Agent, on the one hand, and the Trustee and the Program Agent, on the other hand, agree that, as between themselves, to the extent the terms and provisions of the Bank Loan Documents or the Purchaser Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.
      Accountings. To the extent not provided by Granite or SRLP, (a) the Bank Agent agrees to render accounts of the Bank Claim to the Program Agent upon request, including, but not limited to, giving effect to the application of proceeds of any Collateral as hereinbefore provided and (b) the Program Agent agrees to render statements to the Bank Agent upon request, which statements shall identify in reasonable detail the Purchased Receivables and shall render an account of the Purchaser Claim, giving effect to the application of proceeds of Purchased Property as hereinbefore provided.
      Changes in Instructions to Depository Account Banks. Each of the Bank Agent and the Trustee agrees that to the extent that either such party has the right to give instructions or notifications under any blocked or restricted account agreement or other control agreement with any Depository Account Bank under which the other such party is liable to indemnify such Depository Account Bank in respect of any loss, cost or expense relating to such Depository Account Bank's maintenance of the applicable Depository Account, such party having the right to give instructions or notifications under such agreement shall not exercise such right at any time after the date such agreement first goes into effect without the prior written consent of such other party, such consent not to be unreasonably withheld.
      Further Assurances. Each of the parties hereto agrees to take such actions as may be reasonably requested by any other party, whether before, during or after an Enforcement Period, in order to effect the rules of distribution and allocation set forth above in this Article II.

  MISCELLANEOUS

      Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received, (b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, two Business Days after having been given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the following Business Day.

      If to the Program Agent:

      Citicorp North America, Inc.
      388 Greenwich Street
      19th Floor
      New York, New York 10013
      Facsimile No.: 212-816-0270
      Confirmation No.: 212-816-0777
      Attention: Susan Olsen

      If to the Transferor:

      Stage Receivable Funding LP

      10201 Main Street
      Houston, TX 77025
      Facsimile No.:
      Confirmation No.:
      Attention:

      If to Granite:

      Granite National Bank

      10201 Main Street
      Houston, TX 77025
      Facsimile No.: (903) 541-2741
      Confirmation No.: (903) 541-2799
      Attention: Ken Brumfeld

      If to SRLP:

      Specialty Retailers (TX) LP

      10201 Main Street
      Houston, TX 77025
      Facsimile No.: (713) 660-3358
      Confirmation No.: (713) 663-9746
      Attention: Robert Aronson

      If to the Trustee:

      Bankers Trust Company, as Trustee
      Four Albany Street
      10th Floor
      New York, New York 10006
      Facsimile No.: 212-250-6439
      Confirmation No.: 212-250-6137
      Attention: Corporate Trust and Agency Services, Structured Finance Team

      If to the Bank Agent:

      Citicorp USA, Inc.
      388 Greenwich Street
      New York, New York 10013
      Facsimile No.:
      Attention: Michael Schadt

      Except as otherwise expressly required by this Agreement, no notice shall be required to be given to any Lender Party under any Bank Loan Document, other than to the Bank Agent.

      Agreement Absolute. Each of the Program Agent and the Trustee shall be deemed to have entered into the Purchaser Documents in express reliance upon this Agreement. The Bank Agent and each Lender Party shall be deemed to have entered into the Bank Loan Documents in express reliance upon this Agreement. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any other party to this Agreement shall affect or impair the agreement of any party to this Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against any of Granite, SRLP or the Transferor under the Bankruptcy Code and all references herein to any of Granite, SRLP or the Transferor shall be deemed to apply to a debtor-in-possession or trustee for such party and all allocations of payments among the parties hereto shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.
      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for each of Granite, SRLP and the Transferor shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Bank Agent, the Trustee or the Program Agent, as the case may be, shall include any successor Bank Agent, Trustee or Program Agent, as the case may be, appointed under the terms of the Bank Loan Documents or the Purchaser Documents, as applicable. Each of the Bank Agent, the Trustee and the Program Agent, as the case may be, agrees to not transfer any interest it may have in the Bank Loan Documents or the Purchaser Documents, as the case may be, unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby.
      Third-Party Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto, the Managing Agents, the Conduit Purchasers, the Committed Purchasers and the Lender Parties and their respective successors and assigns and no other Person shall have any right, benefit or priority by reason of this Agreement.
      Amendments, Etc. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and any such amendment or waiver shall be effective only in the specific instance and or the specific purpose for which given.
      Section Titles. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
      Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
      Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.
      Limitation of Liability. It is expressly understood and agreed by the parties hereby that (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally, but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) any representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, and (c) under no circumstances shall Bankers Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement, except to the extent such breach or failure resulted from the gross negligence, bad faith or willful misconduct of the Trustee.
      Governing Law. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
      Submission to Jurisdiction. (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the Bank Loan Documents or Purchaser Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any of the Bank Loan Documents or Purchaser Documents shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any Bank Loan Documents or Purchaser Documents to which it is a party in the courts of any jurisdiction.

      (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the Bank Loan Documents or Purchaser Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      Consent to Service of Process. Each part to this Agreement irrevocably consents to service or process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
      Waiver of Jury Trial. Each party to this Agreement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Agreement or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course or conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto or any other relationship existing in connection with this Agreement, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CITICORP NORTH AMERICA, INC.,

as Program Agent

By:_________________________________
Name:
Title:

STAGE RECEIVABLE FUNDING LP,
as Transferor

By Stage Receivable Mgmt LLC, its general partner

By:_________________________________
Name:
Title:

SPECIALTY RETAILERS (TX) LP,
as Borrower, individually and as Servicer

By:_________________________________
Name:
Title:

GRANITE NATIONAL BANK

By:_________________________________
Name:
Title:

STAGE STORES MASTER TRUST

By: BANKERS TRUST COMPANY,
not in its individual capacity,
but solely as Trustee on behalf of the Trust

By:_________________________________
Name:
Title:

CITICORP USA, INC.,

as Bank Agent

By:_________________________________

Name:

Title:

M&S/31150-132/452248_1